                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            LAMALIE ASSOCIATES, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             (LOGO LAI WARD HOWELL)

                            LAMALIE ASSOCIATES, INC.
                          200 PARK AVENUE, SUITE 3100
                         NEW YORK, NEW YORK 10166-0136
                                 (212) 953-7900

                             ---------------------

Dear Stockholder:                                                August 17, 1998

     Lamalie Associates, Inc. ("LAI" or the "Company") will hold its 1998 Annual Meeting of Stockholders on Tuesday, September 29, 1998, at 10:00 AM, at the Waldorf Astoria Hotel, New York, New York. On behalf of the Board of Directors and employees of LAI, I cordially invite all stockholders to attend in person and vote your shares at the Annual Meeting.

     At the meeting, stockholders will (1) elect three directors, each to serve for a three-year term, (2) vote whether to approve the Company's 1998 Omnibus Stock and Incentive Plan (the "1998 Employee Stock Plan"), (3) vote whether to approve an increase in the number of shares covered by the Company's 1998 Employee Stock Plan from 1,000,000 to 1,500,000 and (4) vote whether to ratify the appointment of Arthur Andersen LLP as the Company's firm of independent certified public accountants for fiscal 1999. The Board asks you to vote in favor of the director nominees proposed by the Board, in favor of the 1998 Employee Stock Plan, in favor of the increase in the number of shares covered by the 1998 Employee Stock Plan and in favor of ratification of the appointment of Arthur Andersen LLP.

     Attached to this letter you will find a formal Notice of Annual Meeting and a related Proxy Statement. The Proxy Statement provides detailed information about the Annual Meeting and the matters to be considered at the Annual Meeting. The Notice and Proxy Statement are dated August 17, 1998, and were first mailed to stockholders on or about August 28, 1998.

     Stockholders of record at the close of business on August 5, 1998, are entitled to vote at the Annual Meeting. On that day, 8,009,706 shares of LAI common stock were outstanding. Each share entitles the holder to one vote. Even if you do not plan to attend the meeting, please take the time to vote using the enclosed proxy card.

     As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the meeting. If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. Beneficial owners of stock held by banks, brokers or investment plans (i.e., held in "street name") will need proof of ownership to be admitted to the meeting and will need written authorization from the record owner in order to vote at the meeting. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership sufficient for admittance to the meeting, but a proxy from your broker or bank or similar document will be required in order for you to vote shares held in street name at the meeting.

     We encourage you to read the Proxy Statement carefully. In addition, you may obtain information about LAI from the Annual Report to Stockholders included with this mailing and from documents that we have filed with the Securities and Exchange Commission.

                                       Sincerely,

                                       /s/ Robert L. Pearson
                                       Robert L. Pearson,
                                       President and CEO

                             (LOGO LAI WARD HOWELL)

                            LAMALIE ASSOCIATES, INC.
                          200 PARK AVENUE, SUITE 3100
                         NEW YORK, NEW YORK 10166-0136
                                 (212) 953-7900

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 29, 1998

                             ---------------------

     NOTICE IS HEREBY GIVEN that Lamalie Associates, Inc. ("LAI" or the "Company") will hold its 1998 Annual Meeting of Stockholders on Tuesday, September 29, 1998, at 10:00 AM, at the Waldorf Astoria Hotel, New York, New York, for the following purposes:

          1. To elect three directors, each to serve for a three-year term;

          2. To approve the Company's 1998 Omnibus Stock and Incentive Plan (the "1998 Employee Stock Plan");

          3. To approve an increase in the number of shares covered by the 1998 Employee Stock Plan from 1,000,000 to 1,500,000;

          4. To ratify the appointment of Arthur Andersen LLP as the Company's firm of independent certified public accountants for the fiscal year ending February 28, 1999; and

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement attached to this Notice of Annual Meeting of Stockholders. Only stockholders of record as of the close of business on August 5, 1998, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Each such stockholder is cordially invited to be present and to vote at the Annual Meeting in person.

     This Notice and the accompanying Proxy Statement are dated August 17, 1998, and were first mailed to stockholders on or about August 28, 1998.

                                       By Order of the Board of Directors,

                                       /s/ Jack P. Wissman
                                       Jack P. Wissman
                                       Secretary
Tampa, Florida
August 17, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF ALL OUTSTANDING SHARES MUST BE REPRESENTED AT THE ANNUAL MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AND CONDUCT BUSINESS AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, A STOCKHOLDER OF RECORD MAY REVOKE ANY PROXY AT ANY TIME BEFORE IT IS VOTED. ALSO, SOME STOCKHOLDERS WHO HOLD THEIR SHARES IN "STREET NAME" THROUGH A BROKER OR OTHER INTERMEDIARY MAY BE ELIGIBLE TO VOTE BY TELEPHONE OR OVER THE INTERNET. PLEASE CHECK YOUR PROXY CARD TO SEE IF YOUR BROKER OR OTHER INTERMEDIARY HAS MADE SUCH PROCEDURES AVAILABLE TO YOU.

                             (LOGO LAI WARD HOWELL)
                            LAMALIE ASSOCIATES, INC.
                          200 PARK AVENUE, SUITE 3100
                         NEW YORK, NEW YORK 10166-0136
                                 (212) 953-7900
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 29, 1998
                             ---------------------

                               TABLE OF CONTENTS

Introduction.....................................................    4
Voting Procedures................................................    4
Proposals to be Voted Upon at the Annual Meeting.................    5
  Proposal 1: Election of Directors..............................    5
  Proposal 2: Approval of the 1998 Omnibus Stock and
     Incentive Plan..............................................    6
  Proposal 3: Approval of an Amendment to the 1998 Omnibus
              Stock and Incentive Plan to increase the
              number of shares authorized to be issued under
              such plan from 1,000,000 to 1,500,000..............    8
  Proposal 4: Ratification of the appointment of Arthur
              Andersen LLP as the Company's
              firm of independent certified public
              accountants for the fiscal year ending February 28,
              1999...............................................    9
Other Business...................................................    9
Management.......................................................   10
Compensation Committee Report....................................   18
Stock Performance Graph..........................................   20
Security Ownership...............................................   21
Stockholder Proposals for Presentation at the 1999 Annual
  Meeting........................................................   22
General Information..............................................   23
Exhibit A -- 1998 Omnibus Stock and Incentive Plan...............  A-1

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lamalie Associates, Inc. ("LAI" or the "Company") from the holders of the Company's Common Stock for use at the 1998 Annual Meeting of Stockholders and at any adjournments thereof. This meeting will be held on Tuesday, September 29, 1998, at 10:00 AM, at the Waldorf Astoria Hotel, New York, New York.

     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, whether you plan to attend or not, you are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly.

     Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by notice in writing to the Secretary of the Company prior to the voting, by delivering a proxy bearing a later date or by attending the Annual Meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by the Company at or prior to the Annual Meeting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournment thereof. The giving of a proxy by a stockholder of record does not affect the right to vote in person should the stockholder attend the meeting.

     The Board of Directors has fixed the close of business on August 5, 1998, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on such date, there were 8,009,706 shares of Common Stock outstanding, each of which is entitled to one vote at the Annual Meeting. The Common Stock is the only class of voting securities of the Company outstanding. All votes will be tabulated by an employee of ChaseMellon Shareholder Services, L.L.C., the Company's transfer agent, who will serve as inspector of election.

                               VOTING PROCEDURES

GENERAL

     Your vote is important. Because many stockholders cannot personally attend the 1998 Annual Meeting, it is necessary that a large number be represented by proxy. If a stockholder of record does not submit a proxy or vote in person at the meeting, his or her shares will not be voted and the stockholder will not be counted as present for determining the existence of a quorum. Abstentions and broker non-votes will be included in determining the number of shares present at the 1998 Annual Meeting, but will not be counted in the tabulation of votes on any matter.

     We encourage you to vote and to vote promptly. Voting promptly may save the Company the expense of a second mailing.

STOCKHOLDERS OF RECORD

     If you are a stockholder of record, meaning that your shares and your stock certificate(s) are registered in your name with the Company and its transfer agent, you may vote (1) by attending the meeting or (2) by marking, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided. You may change or revoke your proxy at any time before it is actually voted at the Annual Meeting by (1) delivering a written notice of revocation to the Secretary of LAI, (2) submitting a later-dated proxy or (3) attending the meeting and withdrawing the proxy. You may also be represented by another person present at the meeting by executing a proxy designating such person to act on your behalf. Florida law requires that all stockholders of record voting at the Annual Meeting do so either in person or by a signed proxy. Stockholders of record are not permitted to vote by telephone or over the Internet. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of the Board's nominees and in favor of the proposals to be presented at the meeting.

STOCKHOLDERS IN STREET NAME

     Different procedures may apply to shares held in the name of a broker or other intermediary (also referred to as being held in "street name") rather than in the stockholder's own name. A stockholder whose shares are held in street name through an intermediary is referred to as the "beneficial owner" of the shares, while the intermediary or stockholder of record is referred to as the "record owner" of the shares. Shares held in street name are voted by the record owner rather than the beneficial owner. However, the record owner usually is required to provide a means for the beneficial owner to direct how the record owner is to vote the shares. This may include providing a proxy card or instructions that may differ from the materials provided by the Company to its stockholders of record.

     If your shares are held in street name, you should follow whatever instructions are provided by the record owner of your shares. The broker or other intermediary serving as record owner of your shares, in its discretion, may choose to provide a means for you to direct the voting of your shares by telephone or over the Internet. If so, appropriate instructions may be set forth on the enclosed proxy card, or the broker or other intermediary may choose to provide separate instructions.

     If your shares are held in street name, your broker or other intermediary may be permitted to vote your shares in its discretion, particularly if you do not vote or give specific voting instructions prior to the Annual Meeting. If you wish to vote such shares by attending the 1998 Annual Meeting in person, you will need to obtain a proxy from the broker or other intermediary who is the stockholder of record having the legal authority to vote your shares.

     Please note that, once a beneficial or street name owner has submitted voting instructions, such instructions may be changed or revoked only in accordance with the procedures of the broker or other record owner of such shares, and then only in accordance with the procedures applicable to stockholders of record as described above. If your shares are held in street name, then to change or revoke your voting instructions you must contact the broker or other intermediary who is the stockholder of record having the legal authority to vote your shares.

                PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING

                                  PROPOSAL 1.
                             ELECTION OF DIRECTORS

BACKGROUND

     LAI's nine member Board of Directors is divided into three classes of three directors each. Each class of directors is elected for a three-year term, staggered so that the term of one class of directors expires each year. In 1998, the terms of service are expiring for Joe D. Goodwin, John C. Pope and David L. Witte.

     Three directors are to be elected at the 1998 Annual Meeting to fill the seats of the directors whose terms of service are expiring. For such seats, the Board of Directors has nominated Messrs. Goodwin and Pope to stand for re-election, and Neal L. Maslan to stand for election to fill the seat being vacated by Mr. Witte, at the 1998 Annual Meeting.

     For information regarding Messrs. Goodwin, Pope and Maslan, see
"Management."

INFORMATION ON NOMINEES

     Messrs. Goodwin, Pope and Maslan have indicated their willingness to be elected as directors. If, as a result of circumstances not now known or foreseen, any of them shall become unavailable or unwilling to serve as a director, proxies may be voted for the election of such other person or persons as the Board of Directors may select. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

BOARD RECOMMENDATION

     The Board of Directors recommends that stockholders vote "FOR" the election as directors of Messrs. Goodwin, Pope and Maslan, to serve for terms expiring in 2001. The nominees receiving a plurality of the votes properly cast at the Annual Meeting shall be elected to fill the director seats becoming vacant. "No" votes, votes against any nominee and withholding authority to vote for one or more nominees are not considered and will not affect the outcome of the vote. Unless otherwise directed, the persons named on the enclosed proxy card will vote all shares for which they are appointed as proxies "FOR" the election of the Board's nominees. See "Voting Procedures."

                                  PROPOSAL 2.
             APPROVAL OF THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN

BACKGROUND

     In January 1998, the Board of Directors adopted the Lamalie Associates, Inc. 1998 Omnibus Stock and Incentive Plan (the "1998 Employee Stock Plan"). The purpose of the 1998 Employee Stock Plan is to enable the Company to be in a position to continue to effectively attract and retain search consultants and other key employees. Adoption of the 1998 Employee Stock Plan was not made subject to approval by the Company's stockholders. However, as further described below, the federal income tax treatment of certain awards under the 1998 Employee Stock Plan may vary depending on whether the plan is approved by the Company's stockholders. A copy of the 1998 Employee Stock Plan is attached as Exhibit A to this Proxy Statement.

SUMMARY OF THE PLAN

     Under the 1998 Employee Stock Plan, the Company may grant incentive stock options, nonqualified stock options, stock appreciation rights, performance units, performance shares, restricted stock, restricted stock units and stock not subject to restrictions (collectively, "Awards") or any combination thereof from time to time upon hiring of new personnel, as incentive compensation or to reward employees for outstanding performance. The 1998 Employee Stock Plan is administered by the Compensation and Management Development Committee of the Board of Directors (the "Compensation Committee"). See "Management--Committees of the Board of Directors" for information regarding the Compensation Committee, its responsibilities and its members. No member of the Compensation Committee is eligible to participate in the 1998 Employee Stock Plan. Each member of the Compensation Committee is a "Non-Employee Director," as defined under Section 16 of the Securities Exchange Act of 1934.

     The Compensation Committee may grant Awards to any person who is an employee of the Company or any of its subsidiaries (approximately 400 persons), including any officer (but not a person who is solely a director), on the date of a grant of such Award. Awards are to be made primarily to professional employees and management of the Company. Any individual to whom the Compensation Committee has granted an Award (a "Participant") is bound by the terms of the 1998 Employee Stock Plan as well as the terms and conditions of any Award granted to him or her. Generally, no consideration will be received by the Company for the granting of any Awards under the 1998 Employee Stock Plan other than the services rendered to the Company by the employee in such capacity, although payment of consideration will be required upon exercise of any stock option.

     An aggregate of 1,000,000 shares of Common Stock have been reserved for issuance under the 1998 Employee Stock Plan. The 1998 Employee Stock Plan will continue for 10 years from the date of its original adoption (i.e., through 2008), unless the 1998 Employee Stock Plan terminates earlier upon the granting of Awards covering 1,000,000 shares (options that are forfeited may be reissued). Subject to certain limitations, the Board of Directors may amend the 1998 Employee Stock Plan (or suspend or discontinue it) without stockholder approval. However, no amendment may adversely affect any then outstanding Award. The Board of Directors has proposed that the 1998 Employee Stock Plan be amended to increase the number of shares of Common Stock authorized to be issued under the plan, as further described in the discussion elsewhere in this Proxy Statement of Proposal 3 to be presented at the 1998 Annual Meeting.

     The following table sets forth information regarding Awards previously granted under the 1998 Employee Stock Plan.

                                            STOCK OPTIONS                  RESTRICTED SHARES OF COMMON STOCK
                                --------------------------------------   --------------------------------------
NAME AND POSITION               DOLLAR VALUE($)(1)    NUMBER OF SHARES   DOLLAR VALUE($)(2)    NUMBER OF SHARES
-----------------               -------------------   ----------------   -------------------   ----------------
Robert L. Pearson.............        $    --                  --            $  364,189             16,939
  President and Chief
  Executive Officer
All executive officers as a
  group.......................             --              25,000               614,986             28,604
Directors other than executive
  officers....................             --              64,100(3)             80,969              3,766
Persons other than directors
  and executive officers......             --             560,073(4)          2,235,087            114,161

---------------

(1) Value is the amount, if any, by which the last reported sale price of the Company's Common Stock on the Nasdaq National Market on the date of grant exceeds the exercise price per share under the option, multiplied by the number of shares covered by the option.
(2) Value is the last reported sale price of the Company's Common Stock on the Nasdaq National Market on the date of grant, multiplied by the number of shares.
(3) Options granted to Mr. Witte while he was an executive officer.
(4) Includes options granted to Mr. Maslan, a nominee to become a director.

     The nature, timing and amounts of any future Awards and the benefits thereof are not known and cannot be determined at this time. For comparison purposes, and for information regarding awards under the Company's other equity-based incentive plans, see "Management -- Executive Compensation" and "Management -- Incentive and Benefit Plans."

TYPES OF AWARDS UNDER THE 1998 EMPLOYEE STOCK PLAN

     Set forth below is a summary of the principal types of Awards that may be granted under the 1998 Employee Stock Plan and the typical terms of such Awards. However, the Compensation Committee generally has broad discretion to grant Awards on terms other than as described below, subject only to any limitations under the 1998 Employee Stock Plan or under applicable law.

     Stock Options. Generally, stock options issued under the 1998 Employee Stock Plan may become exercisable at any time on or after one year from the date of grant but may not be exercisable more than 10 years after the date of grant. Stock options generally vest at the rate of 20 - 25% per year, beginning on the one-year anniversary of the date of grant. If an individual's affiliation with the Company as a employee is terminated during the term of an option granted to that individual, the expiration of the option generally will be accelerated. Upon a change of control of the Company, as defined in the 1998 Employee Stock Plan, outstanding awards may become immediately exercisable.

     For federal income tax purposes, a stock option may be classified as either an incentive stock option ("ISO") or a non-qualified stock option ("NSO"), as further described below. No stock option issued under the 1998 Employee Stock Plan may be treated for tax purposes as an ISO unless the 1998 Employee Stock Plan is approved by the Company's stockholders at the 1998 Annual Meeting. If the plan is approved, stock options issued under the 1998 Employee Stock Plan (including those already issued) may qualify for treatment as ISOs; otherwise, all options issued under the 1998 Employee Stock Plan will be treated as NSOs.

     Stock Appreciation Rights. A stock appreciation right ("SAR") award entitles the recipient, upon exercise, to receive either cash and/or shares of Common Stock based on the amount by which the market price of the Common Stock at the time of exercise exceeds the market price of the Common Stock when the SAR was awarded.

     Restricted Stock and Other Awards. Shares of Common Stock may be awarded subject to the fulfillment of certain performance or other conditions. When the conditions are fulfilled, the shares are delivered free and clear of all restrictions. If such conditions are not satisfied, the shares may be forfeited. Shares of Common Stock also may be awarded subject to no restrictions. A restricted stock unit or performance unit entitles the recipient, upon achievement of a time or price/time goal or a performance goal established by the Compensation Committee, to receive cash and/or shares of Common Stock based on the market price of the Common Stock at the time of achievement of the applicable goal. If the goal is not achieved, the Award may be forfeited.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTION GRANTS

     Generally, for Federal income tax purposes, no taxable income is recognized by the optionee at the time either an ISO or NSO is granted. On the date of exercise, the holder of an NSO recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, but the holder of an ISO does not recognize income and the Company does not receive a tax deduction, although the difference between the exercise price and the market price of the Common Stock may be subject to the alternative minimum tax. Upon disposition of the shares acquired, an optionee generally recognizes appreciation or depreciation on the shares as either short-term or long-term capital gain or loss depending on how long the shares have been held. There are holding period, exercise price and other requirements applicable to ISOs that do not apply to NSOs.

     Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation in excess of $1,000,000 paid to certain executive officers. See "Compensation Committee Report -- Internal Revenue Code Section 162(m)." The 1998 Employee Stock Plan has been designed such that, if the 1998 Employee Stock Plan is approved by the Company's stockholders, the requirements of Section 162(m) will be satisfied as to certain performance-based Awards and any compensation expense associated with such Awards should be deductible for grants to executive officers.

BOARD RECOMMENDATION

     The Board of Directors believes that approval of the 1998 Employee Stock Plan is in LAI's best interests because the plan facilitates LAI's ability to attract, motivate and retain experienced and productive search consultants and other key employees, while aligning their interests with those of the Company's stockholders. Accordingly, the Board recommends that stockholders vote "FOR" the proposal to approve the 1998 Employee Stock Plan. Such proposal will be deemed approved by the Company's stockholders if the number of votes cast for approval is greater than the number cast against approval. If the stockholders do not approve the 1998 Employee Stock Plan, the Compensation Committee and the Board of Directors will reconsider the adoption of the plan. Unless otherwise directed, the persons named on the enclosed proxy card will vote all shares for which they are appointed as proxies "FOR" such proposal. See "Voting Procedures."

                                  PROPOSAL 3.
     APPROVAL OF AN AMENDMENT TO THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN
      TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER SUCH
                        PLAN FROM 1,000,000 TO 1,500,000

BACKGROUND

     The Company's 1998 Omnibus Stock and Incentive Plan (the "1998 Employee Stock Plan") was adopted by the Company's Board of Directors in January 1998, as indicated above in the discussion of Proposal 2 to be presented at the 1998 Annual Meeting. An aggregate of 1,000,000 shares of Common Stock have been reserved for issuance under the 1998 Employee Stock Plan. However, since January 1998, when the 1998 Employee Stock Plan was originally approved, the number of employees at the Company has increased significantly, principally in connection with completion by the Company of two important acquisitions of other executive search firms. The Company's management relies on grants of stock options and restricted stock as an essential part of the compensation packages necessary for the Company to attract, motivate and retain experienced and productive executive search consultants and other key employees, while aligning their interests with those of the Company's stockholders.

     The Board of Directors has approved, and recommends to the stockholders that they approve, an amendment to the 1998 Employee Stock Plan to increase the number of shares authorized for issuance under and pursuant to the 1998 Employee Stock Plan from 1,000,000 to 1,500,000. The Board of Directors of the Company believes that the proposed increase in the number of shares available under the 1998 Employee Stock Plan is essential to permit the Company's management to continue to provide long-term, equity-based incentives to present and future key employees.

INFORMATION REGARDING THE PLAN

     For information regarding the 1998 Employee Stock Plan and Awards made and to be made under such plan, see "Proposal 2 -- Approval of the 1998 Omnibus Stock and Incentive Plan."

BOARD RECOMMENDATION

     The Board of Directors believes that an increase in the number of shares authorized for issuance under the 1998 Employee Stock Plan is in LAI's best interests because such action will facilitate LAI's ability to attract, motivate and retain experienced and productive search consultants. Accordingly, the Board recommends that stockholders vote "FOR" the proposal to amend the 1998 Employee Stock Plan to increase the number of shares authorized for issuance under and pursuant to the 1998 Employee Stock Plan from 1,000,000 to 1,500,000. Such proposal will be deemed approved by the Company's stockholders if the number of votes cast for approval is greater than the number cast against approval. If the stockholders do not approve the proposed amendment, such amendment will not be effective. Unless otherwise directed, the persons named on the enclosed proxy card will vote all shares for which they are appointed as proxies "FOR" such proposal. See "Voting Procedures."

                                  PROPOSAL 4.
    RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S FIRM OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
                               FEBRUARY 28, 1999

     Upon the recommendation of the Audit Committee, which is composed entirely of non-employee directors, the Board of Directors has appointed Arthur Andersen LLP ("Arthur Andersen") as the Company's firm of independent certified public accountants to audit its consolidated financial statements for fiscal 1999 and to perform audit-related services and consultation in connection with various accounting and financial reporting matters. Arthur Andersen also performs certain non-audit services for the Company. Arthur Andersen has audited the consolidated financial statements of the Company since 1995.

     The Company has been advised that Arthur Andersen expects to have a representative present at the Annual Meeting to respond to appropriate questions and, if desired, to make a statement.

     The Board of Directors has directed that the appointment of Arthur Andersen be submitted to the stockholders for ratification. The Board of Directors recommends that stockholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen as the Company's firm of independent certified public accountants for fiscal 1999. Such proposal will be deemed approved by the Company's stockholders if the number of votes cast for approval is greater than the number cast against approval. If the stockholders do not ratify the selection of Arthur Andersen, the Audit Committee and the Board will reconsider the appointment. Unless otherwise directed, the persons named on the enclosed proxy card will vote all shares for which they are appointed as proxies "FOR" such proposal. See "Voting Procedures."

                                 OTHER BUSINESS

     It is not expected that any other matters are likely to be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding LAI's executive officers and directors and persons nominated to become directors.

NAME                                                    AGE   POSITIONS
----                                                    ---   ---------
Robert L. Pearson(3)..................................  59    President, Chief Executive
                                                              Officer, Director
Jack P. Wissman.......................................  46    Executive Vice President and Chief
                                                              Financial Officer
Joe D. Goodwin(1).....................................  52    Executive Vice President, Director
Roderick C. Gow(2)....................................  50    Executive Vice President, Director
John S. Rothschild(2).................................  45    Executive Vice President, Director
Philip R. Albright....................................  28    Vice President -- Finance
John F. Johnson(3)....................................  56    Chairman of the Board of Directors
David L. Witte(1).....................................  56    Director
Ray J. Groves(3)......................................  62    Director
Richard W. Pogue(2)...................................  70    Director
John C. Pope(1).......................................  49    Director
Neal L. Maslan........................................  57    Nominee to become a Director

---------------

(1) Term expires in 1998.
(2) Term expires in 1999.
(3) Term expires in 2000.

     LAI's directors are divided into three classes elected for three-year terms, which are staggered so that the term of one class of directors expires each year.

     Robert L. Pearson joined the Company in 1984 and has served as President and Chief Executive Officer and a Director since 1995. Mr. Pearson served as Executive Director with Russell Reynolds Associates, Inc. from 1982 until 1984. He owned and was President of Pearson, Inc., an equipment manufacturing company, from 1971 until 1982; was Vice President, Corporate Finance, of R. J. Financial Corporation, a financial services holding company, from 1968 until 1970; and was an engagement manager and management consultant with McKinsey & Company, Inc. from 1964 until 1968. Mr. Pearson holds an M.S. in Industrial Management from Massachusetts Institute of Technology and a B.S.E.E. from Michigan State University. Mr. Pearson's employment agreement requires the Company to use its good faith efforts, during the term of such agreement, to nominate Mr. Pearson to the Board of Directors.

     Jack P. Wissman joined the Company in 1981 and became Executive Vice President and Chief Financial Officer in 1997. He previously served as Vice President and Chief Administrative Officer of the Company. Mr. Wissman also served as a Director from 1987 until July 1997. Prior to joining LAI, Mr. Wissman was a certified public accountant with Arthur Andersen LLP from 1974 until 1981. He holds a B.S.B.A. in Accounting from Bowling Green State University.

     Joe D. Goodwin joined the Company in 1991, and has been Managing Partner of LAI's Atlanta and Tampa offices since 1992, a Director since July 1997 and an Executive Vice President since April 1998. Mr. Goodwin held various positions, including Partner and Managing Director, with SpencerStuart & Associates, an executive search firm, from 1982 until 1991. Mr. Goodwin also held various executive positions with McKinnis & Goodwin, an executive search firm, from 1979 until 1982; with Burger King Corporation from 1978 until 1979; and with Xerox Corporation from 1969 until 1978. Mr. Goodwin holds a B.S. in Commerce and Business Administration from the University of Alabama.

     Roderick C. Gow joined the Company in 1995 and has served as Managing Partner of LAI's New York office since 1995, a Director since July 1997 and an Executive Vice President since April 1998. Mr. Gow also has operational responsibility for LAI's Boston and Stamford offices. Mr. Gow held various positions, including Managing Director, with Russell Reynolds Associates, Inc., an executive search firm, from 1983 until 1991 and then again from 1994 until 1995. Mr. Gow was Chief Executive Officer of GKR Group, an executive search firm based in the United Kingdom, from 1991 until 1994; was Vice President with Barclays Bank Plc from 1978 until 1983; and prior to that time served with the British Army. Mr. Gow holds an M.A. and a B.A. from Trinity College, Cambridge University.

     John S. Rothschild joined the Company in 1996 and has served as Managing Partner of LAI's Chicago office since 1996, a Director since July 1997 and an Executive Vice President since April 1998. Mr. Rothschild held various positions, including Partner and Director, with Heidrick & Struggles, Inc., an executive search firm, from 1989 until 1996. Mr. Rothschild held positions, including National Director, Human Resources and Director, Human Resources Consulting Practice, with Grant Thornton from 1981 until 1989. He served in various executive positions with American Hospital Supply Corporation from 1978 until 1981; and with GATX Corporation from 1975 until 1978. Mr. Rothschild holds an M.S. in Industrial Relations from Loyola University and a B.A. in Political Science from Lake Forest College.

     David L. Witte joined the Company in February 1998 in connection with the acquisition by the Company of Ward Howell International, Inc. ("WHI"), and has been a Director since joining the Company. Mr. Witte also served as an Executive Vice President from February until June 1998. Mr. Witte served as President and Chief Executive Officer and Chairman of the Board of Directors of WHI from 1990 until LAI's acquisition of WHI in February 1998. WHI is now a wholly-owned subsidiary of the Company. Mr. Witte holds a B.S. from Michigan State University. Mr. Witte was appointed as an officer and a Director of the Company upon completion of the WHI acquisition, in accordance with the terms of such transaction. However, Mr. Witte recently resigned his position as Executive Vice President, and has declined to stand for re-election as a director, in order to devote full time to his duties as Managing Partner of the Company's Houston office.

     Philip R. Albright joined the Company in 1997 serving as Controller and was appointed Vice President -- Finance in 1998. Mr. Albright, a certified public accountant, was employed by Arthur Andersen LLP from 1992 until 1997. He holds a B.S.Acc. and a M.Acc. from the University of Florida.

     John F. Johnson joined the Company in 1976 and has served as Chairman of the Board of Directors since 1995. Mr. Johnson previously served as Executive Vice President and President and Chief Executive Officer of LAI. Mr. Johnson held various positions, including Manager of Organization and Manpower, with General Electric Company from 1967 until 1976; and Industrial Relations Analyst with Ford Motor Company from 1964 until 1967. Mr. Johnson holds an M.B.A. from Columbia University and a B.A. in Economics from Tufts University.

     Ray J. Groves has been a Director since July 1997. Mr. Groves served as Chairman and Chief Executive Officer of Ernst & Young, an international accounting and financial consulting firm, for 17 years prior to his retirement in 1994. Mr. Groves also serves as Chairman of Legg Mason Merchant Banking, Inc., and as a Director of Allegheny Teledyne, Incorporated, Consolidated Natural Gas Company, Electronic Data Systems Corporation, Marsh & McLennan Companies, Inc. and RJR Nabisco, Inc. Mr. Groves holds a B.S. from The Ohio State University.

     Richard W. Pogue served as an advisor to LAI's Board of Directors from 1995 until he became a Director in July 1997. Mr. Pogue has served as Senior Advisor to Dix & Eaton, a public relations firm, since 1994. Mr. Pogue held various positions with the law firm of Jones, Day, Reavis & Pogue, from 1957 until retiring from his position as Senior Partner in 1994. Mr. Pogue also serves as a Director of Derlan Industries Ltd., Continental Airlines, Inc., M.A. Hanna Company, International Technology Corporation, Rotek Incorporated, KeyCorp and TRW Inc. Mr. Pogue holds a bachelor's degree from Cornell University and a law degree from the University of Michigan.

     John C. Pope served as an advisor to LAI's Board of Directors from 1995 until he became a Director in July 1997. Mr. Pope held various positions, including President and Chief Operating Officer, of UAL Corporation, owner of United Airlines, from 1988 until his retirement in 1994. Prior to that time Mr. Pope spent 11 years with AMR Corporation in various financial capacities, including Chief Financial Officer. Mr. Pope also serves as Chairman of the Board of Directors of MotivePower Industries, Incorporated and as a Director of Federal Mogul Corporation, Medaphis Corporation, Wallace Computer Services, Inc., Waste Management, Inc. and Dollar Thrifty Automotive Group, Inc. He holds a bachelor's degree from Yale University and an M.B.A. from Harvard Business School.

     Neal L. Maslan joined the Company in February 1998 in connection with the acquisition by the Company of WHI. Prior to that time, Mr. Maslan had been an executive search consultant with WHI since 1988. Mr. Maslan holds a bachelor's degree from the University of Virginia and a master's degree from Yale University. Mr. Maslan is nominated to become a Director pursuant to the Agreement and Plan of Merger entered into in connection with the WHI acquisition, which obligates the Company to use its best efforts to cause a WHI consultant to be elected at the 1998 Annual Meeting to serve a three year term on the Board of Directors.

COMMITTEES OF THE BOARD OF DIRECTORS

     LAI's Board of Directors has the following standing committees:

     Compensation and Management Development Committee. The Compensation and Management Development Committee (the "Compensation Committee") is responsible for establishing and recommending to the Board of Directors the Company's compensation philosophy, including general compensation, severance and change in control arrangements for consultants, Managing Partners, Practice Leaders and executive officers. The Compensation Committee also establishes and recommends to the Board of Directors the Company's stock option philosophy, including granting of awards under all equity-based incentive plans and recommendations for adoption of new plans. The Compensation Committee sets executive officer compensation, including annual reviews, and negotiates and approves all executive officer employment agreements. The Compensation Committee reviews all existing compensation plans and programs and all amendments thereto, and recommends the adoption of any new plans. In addition, the Compensation Committee reviews and coordinates with the full Board of Directors the Company's senior leadership structure and helps to identify personnel for the next generation of the Company's leadership. The Compensation Committee's three members are Messrs. Groves, Pogue and Pope (Chairman), all of whom are "Non-Employee Directors," as defined under the Securities Exchange Act of 1934.

     Audit Committee. The Audit Committee is responsible for reviewing with management the financial controls, accounting and audit and reporting activities of the Company. The Audit Committee annually recommends to the Board of Directors the Company's independent auditors, meets with the independent auditors before and after the annual audit to review the results of the audit and the performance of management in implementing the auditors' recommendations, reviews significant changes in accounting practices and the Company's implementation of new accounting rules and evaluates annual audit fees. In addition, the Audit Committee reviews each Annual Report on Form 10-K, including a review of the Company's financial statements and the related management's discussion and analysis of financial condition and results of operations. The Audit Committee's three members are Messrs. Groves (Chairman), Pogue and Pope, all of whom are "Non-Employee Directors," as defined under the Securities Exchange Act of 1934.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors management's nominees for election to the Board of Directors. This Committee establishes criteria for qualification and selection of directors, establishes Board Committees by function, size and responsibilities and recommends the same to the Board of Directors for adoption and membership determination, and coordinates responses to stockholder proposals in conjunction with management and counsel. The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders in accordance with procedures described under "Stock-holder Proposals for Presentation at the 1999 Annual Meeting." The Nominating and Corporate Governance Committee's four members are Messrs. Johnson, Pearson, Pogue and Pope.

     Executive Committee. The Executive Committee has been granted authority, subject to the limitations specified in the Florida Business Corporation Act, to act in the place and stead of the full Board of Directors, including when it is inconvenient or impossible to convene a meeting of the full Board or when specific tasks have been assigned to the Executive Committee. The Executive Committee took no actions and held no meetings during fiscal 1998. The Executive Committee's four members are Messrs. Johnson, Pearson, Pogue and Pope.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     During fiscal 1998, the Board of Directors held seven meetings, the Compensation Committee held seven meetings, the Audit Committee held two meetings and the Executive Committee and Nominating and Corporate Governance Committee held no meetings. Each incumbent Director attended more than 75% of the meetings of the Board and those Committees of the Board of which the Director was then serving as a member.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to the Company's initial public offering in July 1997 (the "Initial Public Offering"), the Board of Directors did not have a Compensation Committee and the functions of the Compensation Committee previously had been performed by the entire Board of Directors. Since completion of the Initial Public Offering, the Compensation Committee's three members have been Messrs. Groves, Pogue and Pope (Chairman), all of whom are "Non-Employee Directors," as defined under the Securities Exchange Act of 1934. See "-- Committees of the Board of
Directors -- Compensation and Management Development Committee."

DIRECTOR COMPENSATION

     Non-Employee Directors receive $1,000 for each meeting of the Board of Directors attended and $1,000 for each meeting of a committee of the Board of Directors attended. Non-Employee Directors who serve as Chairman of a committee of the Board of Directors receive an additional $500 for each meeting chaired. In addition, Non-Employee Directors receive an annual retainer fee of $12,000, paid quarterly. Non-Employee Directors may make an annual election to defer receipt of all or a portion of the retainer and meeting fees and to have such deferral credited in the form of either cash or "units," the value of which is based on the value of the Company's Common Stock, in accordance with LAI's Directors' Deferral Plan (the "Directors' Deferral Plan"). Directors who opt for the stock unit alternative receive a 25% premium in initial value. Fees deferred under the cash deferral alternative earn interest as determined under the Directors' Deferral Plan. Directors also are reimbursed for reasonable travel expenses to and from meetings of the Board of Directors and committees. Directors who are employees of the Company do not receive compensation for serving as directors.

     The Company grants to each Non-Employee Director, upon initial appointment to the Board of Directors, stock options to purchase 5,000 shares of Common Stock pursuant to LAI's Non-Employee Directors' Stock Plan (the "Directors' Stock Plan"). In addition, as of the date of each annual meeting of the Company's stockholders, the Company grants to each Non-Employee Director who is then reelected or who is continuing as a member of the Board of Directors stock options to purchase 5,000 shares of Common Stock. The exercise price of each such stock option is equal to the closing price of Common Stock on the date the stock option is granted. Stock options issued under the Directors' Stock Plan generally vest fully on the first anniversary of the date of grant and expire after ten years. Stock options to purchase an aggregate of up to 15,000 shares of Common Stock are outstanding under the Directors' Stock Plan, and an aggregate of 80,000 shares of Common Stock (including the shares covered by such outstanding stock options) are reserved for issuance under the Directors' Stock Plan.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation for fiscal 1997 and fiscal 1998 of the Company's executive officers during such periods (the "Named Executive Officers," as defined under applicable Securities and Exchange Commission rules).

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                    --------------------------
                                                                                              AWARDS
                                                                                    --------------------------
                                                                                                   SHARES OF
                                                     ANNUAL COMPENSATION                             COMMON
                                            -------------------------------------   RESTRICTED       STOCK
                                   FISCAL                          OTHER ANNUAL       STOCK        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR     SALARY    BONUS(1)   COMPENSATION(2)   AWARDS($)     OPTIONS (#)    COMPENSATION(3)
---------------------------        ------   --------   --------   ---------------   ----------    ------------   ---------------
Robert L. Pearson................   1998    $525,000   $420,240       $8,526         $364,189(4)     97,000          $12,800
  President and Chief               1997     250,000    902,238        8,465               --            --           22,500
  Executive Officer
Jack P. Wissman..................   1998     250,000    115,585        7,073               --        74,000(5)        12,800
  Executive Vice President          1997     130,000    279,102        4,419               --            --           22,500
  and Chief Financial Officer

---------------

(1) Consists of performance-based bonuses based upon individual achievement and LAI financial performance for the indicated fiscal years as well as certain formula-based compensation.
(2) Consists of above-market interest on deferred compensation, fees for professional tax services, payments for unused sick time and life insurance premiums.
(3) Consists of contributions made by LAI to its Profit Sharing and Savings Plan. See "-- Incentive and Benefit Plans."
(4) On April 15, 1998, the Company granted Mr. Pearson 16,939 shares of restricted Common Stock in lieu of a portion of the compensation he earned in fiscal 1998. Such shares vest 25% over the four years after the grant date and may be subject to forfeiture upon termination of his employment under certain circumstances.
(5) In April 1998, Mr. Wissman elected to return to LAI for cancellation stock options to purchase 69,000 shares, which were granted to him in July 1997.

                              OPTION GRANTS TABLE

     The following table shows information concerning outstanding stock options granted during fiscal 1998 for the Named Executive Officers.

                                                                                           POTENTIAL REALIZABLE
                                        INDIVIDUAL GRANTS                                    VALUE AT ASSUMED
                                    -------------------------                                 ANNUAL RATES OF
                                    NUMBER OF     % OF TOTAL                                    STOCK PRICE
                                    SECURITIES     OPTIONS                                   APPRECIATION FOR
                                    UNDERLYING    GRANTED TO    EXERCISE OR                     OPTION TERM
                                     OPTIONS     EMPLOYEES IN   BASE PRICE    EXPIRATION   ---------------------
NAME                                 GRANTED     FISCAL YEAR      ($/SH)         DATE       5%($)       10%($)
----                                ----------   ------------   -----------   ----------   --------   ----------
Robert L. Pearson.................    15,000         1.25%        $ 12.00       7/1/07     $113,201   $  286,874
                                      82,000         6.85          19.125      7/29/07      986,264    2,499,387
Jack P. Wissman...................     5,000         0.42           12.00       7/1/07       37,734       95,625
                                      69,000(1)      5.77          19.125      7/29/07      829,905    2,103,142

---------------

(1) In April 1998, Mr. Wissman elected to return to LAI for cancellation stock options to purchase 69,000 shares, which were granted to him in July 1997.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

     No stock options were exercised by any of the Company's directors or executive officers during fiscal 1998. The following table shows information concerning values as of the end of fiscal 1998 of stock options to purchase shares of Common Stock held by each Named Executive Officer.

                                               NUMBER OF OPTIONS               VALUE OF OPTIONS
                 NAME                    EXERCISABLE/UNEXERCISABLE (#)   EXERCISABLE/UNEXERCISABLE ($)
                 ----                    -----------------------------   -----------------------------
Robert L. Pearson......................           -0-/97,000                     -0-/$149,361
Jack P. Wissman........................           -0-/74,000(1)                  -0-/$68,037(1)

---------------

(1) In April 1998, Mr. Wissman elected to return to LAI for cancellation stock options to purchase 69,000 shares, which were granted to him in July 1997.

INCENTIVE AND BENEFIT PLANS

     1997 and 1998 Omnibus Stock and Incentive Plans. LAI has two stock option and incentive plans, the 1997 Omnibus Stock and Incentive Plan (the "1997 Employee Stock Plan") and, as further described in the discussion of Proposal 2 to be presented at the 1998 Annual Meeting, the 1998 Omnibus Stock and Incentive Plan (the "1998 Employee Stock Plan" and, collectively, the "Employee Stock Plans"). Under the Employee Stock Plans, incentive stock options, nonqualified stock options, stock appreciation rights, performance units, performance shares, restricted stock, restricted stock units and stock not subject to restrictions may be granted from time to time upon hiring of new personnel, as incentive compensation to reward employees for outstanding performance, or as part of annual consultant compensation (although consultant compensation continues to be predominantly cash-based). The Compensation Committee administers the Employee Stock Plans and determines all awards granted thereunder. The exercise price of a stock option granted may be less than the market price of Common Stock on the date of grant. Generally, incentive stock options, nonqualified stock options, restricted stock and restricted stock units vest each year beginning on the first anniversary of the date of grant at 20-25% per year and expire after 10 years. The Compensation Committee may condition awards upon satisfaction of performance targets. Up to 950,000 shares of Common Stock may be issued under the 1997 Employee Stock Plan, including, as of July 31, 1998, up to 933,500 shares upon exercise of stock options already granted and outstanding under the 1997 Employee Stock Plan. Up to 1,000,000 shares of Common Stock may be issued under the 1998 Employee Stock Plan, including, as of July 31, 1998, 163,470 shares of Common Stock already issued and outstanding as restricted stock awards and up to 649,173 additional shares upon exercise of stock options already granted and outstanding under the 1998 Employee Stock Plan. The Board of Directors has proposed that the 1998 Employee Stock Plan be amended to increase the number of shares of Common Stock authorized to be issued under the plan, as further described in the discussion elsewhere in this Proxy Statement of Proposal 3 to be presented at the 1998 Annual Meeting.

     Profit Sharing Plan. LAI maintains a profit sharing and savings plan (the "Profit Sharing Plan"), a defined contribution plan established pursuant to and under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Each year, the Board of Directors determines the amount that LAI will contribute to the Profit Sharing Plan for that plan year. Such contributions are allocated to participants' accounts in proportion to their total compensation, subject to limitations imposed by the Code. During the second quarter of fiscal 1999, the Profit Sharing Plan was amended to include a cash or deferred arrangement feature that qualifies for deferred tax treatment under Section 401(k) of the Code, pursuant to which participants may make elective contributions of up to 15% of their compensation, as defined in the Profit Sharing Plan. Each year, the Board of Directors will determine the amount that LAI will contribute to the Profit Sharing Plan as a matching contribution on participants' elective contributions. Participants' elective contributions will be 100% vested at all times, while LAI's contributions will vest 25% per year after completion of one year of service. Participants may elect among several investment vehicles selected by the plan administrator as to how their accounts under the Profit Sharing Plan will be invested, including the Company's Common Stock.

     Deferred Compensation Plan. LAI maintains a deferred compensation plan (the "Deferred Compensation Plan") for its executive employees. The Board of Directors or a Committee appointed by the Board determines the persons eligible to participate in the Deferred Compensation Plan, although historically all consultants have been eligible to participate. Each year, eligible participants may elect to defer under the Deferred Compensation Plan a specified amount or percentage of their compensation for payment at a specified future date or upon termination of employment with or retirement from LAI, as directed by each participant. The Company pays interest on amounts deferred under the Deferred Compensation Plan at a rate, currently 8.5% per annum, established each year by the Board of Directors in its discretion. Participants are fully vested in their accounts. LAI does not match employee contributions to the Deferred Compensation Plan.

     1997 Employee Stock Purchase Plan. The Company maintains the 1997 Employee Stock Purchase Plan (the "ESPP"). Under the ESPP, which is intended to qualify under the provisions of Section 423 of the Code, eligible employees are given the right to purchase shares of Common Stock generally two times a year. The per share purchase price under the ESPP is 85% of the market price of the Common Stock immediately prior to the first day of each exercise period or, during the first exercise period, 85% of the lesser of the market price immediately prior to the first day of such exercise period or the market price at the close of such period. During each exercise period, an eligible employee will be entitled to purchase up to that number of shares of Common Stock the aggregate purchase price of which under the ESPP does not exceed 3% of the employee's annual compensation. An aggregate of 200,000 shares of Common Stock have been reserved for issuance under the ESPP, of which 24,585 shares had been issued as of July 31, 1998. Shares issued under the ESPP may be newly issued shares or shares purchased by the Company in the open market.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

     The Company has entered into an employment agreement with Mr. Pearson with a current term expiring February 28, 2001; however, the agreement provides that, on the last day of each February, the term of Mr. Pearson's employment shall be extended for an additional one year period, such that the remaining term of the agreement is restored annually to three years, unless either the Company or Mr. Pearson gives notice not less than 90 days prior to any extension date of an intention not to extend. Under his employment agreement, Mr. Pearson is entitled to receive an annual base salary of not less than $525,000, and is eligible to earn annual incentive bonuses based upon such plans and criteria as may be established from time to time by the Compensation Committee. Under the plan currently in effect, Mr. Pearson is eligible to earn a target bonus equal to 80% of his base salary and a maximum bonus equal to 160% of his base salary. For fiscal 1998, the employment agreement provided for a minimum incentive bonus of $420,000.

     Mr. Pearson may terminate his employment agreement upon 90 days prior written notice. Mr. Pearson is entitled to receive certain severance benefits if his employment is terminated by the Company "without good cause" or by Mr. Pearson following a "change of control" (each as defined in the employment agreement). In the event of termination "without good cause," Mr. Pearson will receive his base salary for the remainder of the unexpired term of the employment agreement (not to exceed 36 months) or 24 months, whichever is greater, and an amount equal to not less than the target bonus for the year of termination multiplied by the number of years and fractions thereof in the unexpired term of the agreement or, if greater, two. Mr. Pearson may terminate the agreement during the 60 day period commencing six months after a "change of control," whereupon he would be entitled to receive a lump sum payment equal to three times his annual base salary plus an amount not less than three times the target bonus for the year of termination. The agreement requires the Company to use its good faith efforts, during the term, to nominate Mr. Pearson to the Company's Board of Directors. Mr. Pearson has agreed to not compete with the Company during the term of his employment and, if his employment is terminated by the Company without good cause or following a change of control, for so long as he continues to receive payments under the agreement.

     In addition, upon any termination of Mr. Pearson's employment "without good cause" or following a "change of control," all vesting or performance requirements with respect to any stock options or other similar equity-based compensation awards shall be deemed to have been satisfied. With respect to any payments under his employment agreement upon death, disability, or termination "without good cause" or following a "change of control", Mr. Pearson would receive additional cash payments in an amount necessary to pay any federal excise taxes. Mr. Pearson's employment agreement is also subject to voluntary termination by Mr. Pearson or termination by the Company "for cause."

     In connection with the negotiation of his employment agreement, the Compensation Committee awarded Mr. Pearson stock options to purchase 82,000 shares of Common Stock at an exercise price of $19.125 per share. Such stock options will fully vest and become exercisable upon the first to occur of the sixth anniversary of the date of grant or, if the sale price of the Common Stock closes at $25.00 or higher for a period of 60 or more consecutive trading days, on the 60th such day. In July 1997, Mr. Pearson also received stock options to purchase 15,000 shares of Common Stock at an exercise price of $12.00 per share, which options vest over four years at the rate of 25% per year.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Prior to its initial public offering, it was the Company's practice to sell shares of Common Stock to newly hired or promoted partners. In connection with such sales, the Company had arranged for a bank credit facility that provided installment loans to partners, with the proceeds of such loans being used to pay the consideration for shares purchased directly from the Company. Each loan under such facility was secured by a pledge of the shares purchased and was guaranteed by the Company. Roderick C. Gow and Joe D. Goodwin had outstanding loans guaranteed by the Company under such facility in fiscal 1998. The original principal amounts of such loans, and the maximum amounts outstanding and guaranteed by the Company under such loans during fiscal 1998, were $146,000 and $125,000, respectively, for Mr. Gow, and $148,000 and $70,000, respectively, for Mr. Goodwin. The Company obtained a release of its guarantee under such facility after completion of its initial public offering.

     Pursuant to an Agreement and Plan of Merger entered into in connection with the acquisition by the Company of Ward Howell International, Inc. ("WHI"), David
L. Witte received as of February 27, 1998, in exchange for his interest in WHI, 13,428 shares of Common Stock, $588,288.46 in cash and a promissory note in the amount of $534,575.75. Such promissory note bears interest at 5% per annum and provides for three installment payments of $178,191.92 each, plus interest, due February 27, 1999, 2000 and 2001.

     Also pursuant to the WHI Agreement and Plan of Merger, Neal L. Maslan received as of February 27, 1998, in exchange for his interest in WHI, 13,331 shares of Common Stock, $584,049.79 in cash and a promissory note in the amount of $530,724.09. Such promissory note bears interest at 5% per annum and provides for three installment payments of $176,908.03 each, plus interest, due February 27, 1999, 2000 and 2001.

     In August 1997, the Company made a non-interest bearing loan of $105,000 to John S. Rothschild, the proceeds of which were used to pay certain initiation fees for a country club joined by Mr. Rothschild in connection with his employment responsibilities. So long as Mr. Rothschild does not voluntarily terminate his employment with the Company, 20% of the principal amount of the loan will be forgiven on July 1 of each year, commencing July 1, 1998. The Company also has agreed to pay Mr. Rothschild the amount of any tax on income that may be imputed to him as a result of such forgiveness.

     LAI's Bylaws provide that LAI shall have the power, but generally not the obligation, to indemnify directors and officers to the fullest extent permitted by the laws of the State of Florida. LAI has entered into indemnification agreements with all of its executive officers and directors creating certain indemnification obligations on LAI's part in favor of the directors and executive officers. These indemnification agreements clarify and expand the circumstances under which a director or executive officer will be indemnified.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     To the Company's knowledge, based solely on a review of the forms, reports and certificates filed with the Company by the Company's directors, officers and stockholders, all Section 16(a) filing requirements were complied with by such persons in fiscal 1998, except that the following forms were filed late: Forms 5 to report the granting of options in July 1997 to each of Messrs. Pearson (two transactions), Wissman (two transactions), Albright, Johnson, Goodwin, Gow, Pope, Pogue and Groves, a Form 4 to report Mr. Pearson's transfer of a portion of his shares of Common Stock into a family trust, and an amended Form 4 to report 100 shares owned by Mr. Johnson's daughter but omitted from his original filing.

                         COMPENSATION COMMITTEE REPORT

     Pursuant to rules adopted by the Securities and Exchange Commission, the Compensation Committee has furnished the following report on executive compensation.

ROLE OF COMPENSATION COMMITTEE

     The Compensation Committee has three members each of whom is an independent, Non-Employee Director of the Company. The Compensation Committee is responsible for developing and recommending to the full Board for adoption the Company's cash compensation philosophy, including general compensation and severance and change in control arrangements for key employees, consultants, managing partners, practice leaders and executive officers. The Compensation Committee also develops and recommends to the full Board for adoption the Company's philosophy for granting of stock options and other awards under all equity-based incentive plans and recommendations for adoption of new plans. The Compensation Committee sets executive officer compensation, including annual reviews, and negotiates and approves all executive officer employment agreements. The Compensation Committee reviews all existing compensation plans and programs and all amendments thereto, and recommends the adoption of any new plans. In addition, the Compensation Committee reviews and coordinates with the full Board the senior leadership structure and helps to identify personnel for the development of the next generation of the Company's leadership.

COMPENSATION PHILOSOPHY

     The Company's policies on executive officer compensation are designed to
(1) provide compensation to its executive officers at levels which are competitive in the industry and therefore will enable the Company to attract and retain high caliber executive officers, (2) compensate executive officers in a manner designed to recognize individual and Company performance, and (3) seek to align the interests of the executive officers with the interests of the Company's stockholders.

     Generally, there are three components to executive officer compensation:
(1) base salary, (2) annual incentive bonus, and (3) long-term incentive compensation, consisting of options or other awards under the Company's Employee Stock Plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Robert L. Pearson, the Company's President and Chief Executive Officer, receives compensation in accordance with his Employment Agreement. The Employment Agreement provides for an annual base salary of not less than $525,000. In addition, Mr. Pearson is eligible to earn annual incentive bonuses based upon such annual incentive plans and criteria as may be established from time to time by the Compensation Committee. Under the plan currently in effect, Mr. Pearson is eligible to earn a target bonus equal to 80% of his base salary and a maximum bonus equal to 160% of his salary. For fiscal 1998, the first year that the Company was publicly owned, the Employment Agreement provided for a minimum annual incentive bonus of $420,000, which was paid pro rata in monthly installments during the fiscal year. In addition, during fiscal 1998, the Compensation Committee established both objective and subjective bonus criteria for fiscal 1998 performance. Subsequent to the close of the year ended February 28, 1998, the Committee evaluated those criteria relative to Mr. Pearson's performance, and awarded him a bonus of $600,000 in respect of his performance during that fiscal year, $180,000 of which was paid to Mr. Pearson in restricted stock awards under the Employee Stock Plans. Mr. Pearson's Employment Agreement also provides certain severance benefits if employment is terminated by the Company "without good cause" or by Mr. Pearson following a "change of control" (each as defined in the Employment Agreement). For additional information, see "Management -- Executive Employment Agreements."

     At the time of the Company's initial public offering, the Board of Directors granted and the Compensation Committee later ratified the grant to Mr. Pearson of options to purchase 15,000 shares of Common Stock at an initial exercise price of $12.00 per share, the price at which the Company's Common Stock was sold in the initial public offering. Such options will vest and become exercisable over a period of four years, at the rate of 25% each year on the anniversary of the initial public offering. In July 1997, the Compensation Committee awarded Mr. Pearson options to purchase 82,000 shares of Common Stock at an initial exercise price of $19 1/8 per share, the closing price for the Common Stock on The Nasdaq Stock Market on the date of grant. Such options will vest and become exercisable upon the first to occur of the sixth anniversary of the date of grant or the date upon which the sale price of Common Stock closes at $25.00 or higher for a period of 60 or more trading days.

EXECUTIVE VICE PRESIDENT COMPENSATION

     Jack P. Wissman, the Company's Executive Vice President and Chief Financial Officer, receives compensation in the form of a base salary and the annual incentive plans and criteria as may be established from time to time by the Compensation Committee. For fiscal 1998, the Compensation Committee recommended and the full Board of Directors approved an annual base salary of $250,000 for Mr. Wissman. In addition, based upon the bonus criteria in effect for fiscal 1998, Mr. Wissman was eligible to earn an annual incentive bonus equal to between 0% and 100% of his base salary, based upon the accomplishment of certain objective and subjective criteria previously established during the year by the Compensation Committee. Subsequent to the close of fiscal 1998, the Committee evaluated those criteria relative to Mr. Wissman's performance during such year, and awarded him a bonus based on his performance during the fiscal year of $100,000.

     At the time of the Company's initial public offering, the Board of Directors granted and the Compensation Committee later ratified the grant to Mr. Wissman of options to purchase 5,000 shares of Common Stock at an initial exercise price of $12.00 per share, the price at which the Company's Common Stock was sold in the initial public offering. Such options will vest and become exercisable over a period of four years, at the rate of 25% each year on the anniversary of the initial public offering. In July 1997, the Compensation Committee awarded Mr. Wissman options to purchase 69,000 shares of Common Stock at an initial exercise price of $19 1/8 per share, the closing price for the Common Stock on The Nasdaq Stock Market on the date of grant. Such options were to vest and become exercisable upon the first to occur of the sixth anniversary of the date of grant or the date upon which the sale price of Common Stock closes at $25.00 or higher for a period of 60 or more trading days. In April 1998, Mr. Wissman returned to the Company for cancellation all such 69,000 options granted to him in July 1997.

INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code disallows deductions for certain compensation in excess of $1 million per year to the Chief Executive Officer and four other most highly compensated executives of the Company (the "Named Executive Officers"), unless such compensation is "performance based" as defined in the Code. The application of Section 162(m) will not affect the deductibility of the expenses recorded by the Company for Mr. Pearson's fiscal 1998 compensation.

     As a general rule, the Compensation Committee would prefer that all such compensation be structured to qualify for deductibility, except in certain limited cases when, in the judgment of the Compensation Committee, the interests of the Company and its stockholders are better served by an alternative approach. In determining executive compensation, the Compensation Committee considers a variety of factors, including the possible tax consequences to the Company and to the executives receiving such compensation. However, the Compensation Committee believes that it is important to maintain maximum flexibility in designing and implementing compensation programs that meet its stated objectives. In the view of the Compensation Committee, insofar as the Company is concerned, compliance with the requirements of Section 162(m) for "performance based compensation" would unduly limit the flexibility which is needed to appropriately assess and reward the performance of the Company's executive officers. For these reasons, the Compensation Committee, while considering deductibility as one factor in its determinations, has chosen not to limit compensation arrangements to those which will qualify for deductibility under Section 162(m). The Compensation Committee will consider alternative forms of compensation, consistent with its stated goals, that preserve deductibility.

                                          John C. Pope -- Chairman
                                          Ray J. Groves
                                          Richard W. Pogue

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the companies in the S&P 500 Index and a Peer Group(1) constructed by the Company. Cumulative total return for each of the periods shown in the Performance Graph is measured assuming an initial investment of $100 on July 2, 1997, the date trading began in connection with the Company's initial public offering, and the reinvestment of any dividends paid by any company in the Peer Group.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

               MEASUREMENT PERIOD
             (FISCAL YEAR COVERED)                      LAI            PEER GROUP         S&P 500
JULY 2, 1997                                                   100               100               100
FEBRUARY 28, 1998                                            123.2             132.8             116.1

---------------

(1) The Peer Group comprises publicly traded companies which are engaged principally or in significant part in professional staffing and consulting. The returns of each company have been weighted according to their respective stock market capitalization at the beginning of each measurement period for purposes of arriving at a Peer Group average. The members of the Peer Group are AccuStaff Incorporated; Diamond Technology Partners Incorporated; Interim Services Inc.; On Assignment, Inc.; Robert Half International Inc.; Romac International, Inc.; Select Appointments (Holdings) Public Limited Company; and Steven Myers & Associates, Inc. Information regarding Steven Myers & Associates, Inc. is from January 30, 1998, the date its shares began trading in connection with its initial public offering.

                                 SECURITY OWNERSHIP

     The following table sets forth, as of August 5, 1998, the number of shares of the Company's Common Stock beneficially owned by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock together with such person's address, (ii) each of its directors and nominees to become a director, (iii) each Named Executive Officer (as defined herein under "Executive Compensation" and pursuant to Securities and Exchange Commission rule) and (iv) all directors and executive officers as a group.

                                                               AMOUNT AND
                                                                 NATURE
                                                              OF BENEFICIAL   PERCENT
NAME OF BENEFICIAL OWNER OR NUMBER IN GROUP                   OWNERSHIP(1)    OF CLASS
-------------------------------------------                   -------------   --------
Robert L. Pearson(2)........................................      178,779       2.23%
Jack P. Wissman(3)..........................................       83,972       1.05
David L. Witte..............................................       13,428          *
Philip R. Albright(4).......................................        2,753          *
John F. Johnson(5)..........................................      164,130       2.05
Joe D. Goodwin(6)...........................................       85,794       1.07
Roderick C. Gow(7)..........................................      100,187       1.25
Ray J. Groves(8)(12)........................................        5,000          *
Richard W. Pogue(9)(12).....................................       13,000          *
John C. Pope(10)(12)........................................       13,000          *
John S. Rothschild(11)......................................       82,423       1.03
All Directors and Executive Officers as a Group (11
  persons)..................................................      742,466       9.44
Neal L. Maslan (nominee to become a director)...............       13,331          *

---------------

 (*) Less than 1%.
 (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has sole or shared voting power and/or investment power.
 (2) Includes 6,845 shares of Common Stock held in the Profit Sharing Plan; 6,408 shares held as trustee for the benefit of certain family members, which Mr. Pearson is deemed to beneficially own; 3,750 shares underlying currently exercisable stock options deemed beneficially owned; and 16,939 restricted shares subject to a risk of forfeiture.
 (3) Includes 5,465 shares of Common Stock held in the Profit Sharing Plan.
 (4) Includes 253 shares of Common Stock held in the Profit Sharing Plan and 2,500 shares underlying currently exercisable stock options deemed beneficially owned.
 (5) Includes 16,577 shares of Common Stock held in the Profit Sharing Plan, 3,750 shares underlying currently exercisable stock options deemed beneficially owned and 3,766 restricted shares subject to a risk of forfeiture. Does not include 5,000 shares held by Mr. Johnson's wife, 200 shares held by two daughters of Mr. Johnson and 100 shares held by Mr. Johnson's brother, as to which Mr. Johnson disclaims beneficial ownership.
 (6) Includes 1,201 shares of Common Stock held in the Profit Sharing Plan, 2,500 shares underlying currently exercisable stock options deemed beneficially owned and 2,093 restricted shares subject to a risk of forfeiture.
 (7) Includes 342 shares of Common Stock held in the Profit Sharing Plan, 2,500 shares underlying currently exercisable stock options deemed beneficially owned and 20,930 restricted shares subject to a risk of forfeiture.
 (8) Includes 5,000 shares underlying currently exercisable stock options deemed beneficially owned.
 (9) Includes 8,000 shares of Common Stock held by a revocable trust which Mr. Pogue, as trustee, is deemed to beneficially own and 5,000 shares underlying currently exercisable stock options deemed beneficially owned.
(10) Includes 5,000 shares underlying currently exercisable stock options deemed beneficially owned.
(11) Includes 2,000 shares of Common Stock held by two of Mr. Rothschild's children which Mr. Rothschild is deemed to beneficially own and 5,581 restricted shares subject to a risk of forfeiture. Does not include 3,000 shares held by Mr. Rothschild's spouse, as to which Mr. Rothschild disclaims beneficial ownership.
(12) Each of Messrs. Groves, Pogue and Pope has elected to defer certain retainer and meeting fees and to have such deferral credited in the form of stock deferral "units" pursuant to the Directors' Deferral Plan. The number of units credited is not determined until December 31 of each year, based on average month-end stock values during the year. However, if based on month-end stock values for the first seven months of 1999, such persons would be credited with 1,765 units, 850 units and 1,993 units, respectively. Each unit is equal in value to one share of Common Stock.

       STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 1999 ANNUAL MEETING

     A stockholder who desires to present a proposal next year, at the Company's 1999 Annual Meeting of Stockholders, may be entitled to have such proposal and certain related information included in the proxy statement for that meeting. For such a proposal to be included in the 1999 proxy statement, the proposal must be received by management of the Company at its executive offices on or before April 19, 1999. Even if submitted after such date, a stockholder may be entitled to present a proposal at the 1999 Annual Meeting, subject to the requirements described below. However, the stockholder will not be entitled to have such proposal or related information included in the 1999 proxy statement. Moreover, if any such proposal is received after July 14, 1999, then, under certain circumstances, any proxy granted to the Company's officers and directors for the 1999 Annual Meeting may confer discretionary authority to vote on such matter. All proposals submitted must comply with applicable law, including the rules of the Securities and Exchange Commission.

     The Company's Articles of Incorporation and Bylaws, as amended to date, also require certain advance notice to the Company of any stockholder proposal and of any nominations by stockholders of persons to stand for election as directors at a stockholders' meeting. Notice of stockholder proposals and of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the date of the meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice was given or such public disclosure was made.

     A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting, in addition to any other information as may be required by the Florida Business Corporation Act, the Securities Exchange Act of 1934 or other law, (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's stock which are beneficially owned by the stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal.

     A stockholder's notice with respect to a director nomination shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of the stockholder and (ii) the class and number of shares of the Company's stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

     Copies of the complete provisions of the Company's Articles of Incorporation and Bylaws governing these matters are available to any stockholder upon request without charge from the Secretary of the Company.

                              GENERAL INFORMATION

     The expense of preparing, printing and mailing this Proxy Statement will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone by regular employees of the Company without additional compensation. LAI will reimburse banks, brokers and other custodians, nominees, and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Common Stock.

     A copy of the Annual Report to Stockholders of Lamalie Associates, Inc., which includes financial statements, is being mailed with this Proxy Statement. YOU MAY RECEIVE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (WITHOUT EXHIBITS), AN ADDITIONAL COPY OF THE ANNUAL REPORT TO STOCKHOLDERS AND OTHER INFORMATION REGARDING LAI, ALL AT NO CHARGE, UPON REQUEST DIRECTED TO LAI INVESTOR RELATIONS, METRO CENTER, ONE STATION PLACE, STAMFORD, CT 06902, (203) 326-4650. Exhibits to the Form 10-K are available, upon request to the same address, upon payment of the Company's reasonable expenses in furnishing such exhibits. Information also may be accessed on our web site at www.laix.com. The mailing address and telephone number of the Company's principal executive offices are indicated at the top of the first page of this Proxy Statement.

EXHIBIT A

                             (LOGO LAI WARD HOWELL)

                            LAMALIE ASSOCIATES, INC.
                     1998 OMNIBUS STOCK AND INCENTIVE PLAN

                           EFFECTIVE JANUARY 21, 1998

                               TABLE OF CONTENTS

                           EFFECTIVE JANUARY 21, 1998

   ITEM                                                                    PAGE
   ----                                                                    ----
SECTION 1.   Establishment; Purpose......................................   A-2
SECTION 2.   Definitions.................................................   A-2
SECTION 3.   Types of Awards Under Plan..................................   A-4
SECTION 4.   Eligibility.................................................   A-4
SECTION 5.   Number of Shares Covered by Awards..........................   A-4
SECTION 6.   Administration..............................................   A-4
SECTION 7.   Stock Options...............................................   A-5
SECTION 8.   Stock Appreciation Rights...................................   A-8
SECTION 9.   Performance Shares and Units................................   A-9
SECTION 10.  Restricted Stock, Restricted Stock Units, and Unrestricted
             Stock.......................................................  A-10
SECTION 11.  Adjustment of Number of Shares..............................  A-11
SECTION 12.  Change of Control...........................................  A-12
SECTION 13.  Beneficiary Designation.....................................  A-12
SECTION 14.  Tax Withholding.............................................  A-12
SECTION 15.  Indemnification.............................................  A-12
SECTION 16.  Gender and Number...........................................  A-12
SECTION 17.  Controlling Law.............................................  A-13
SECTION 18.  No Stockholder Rights.......................................  A-13
SECTION 19.  Amendments; Termination or Suspension.......................  A-13
SECTION 20.  Miscellaneous...............................................  A-13

                            LAMALIE ASSOCIATES, INC.

                     1998 OMNIBUS STOCK AND INCENTIVE PLAN
                           EFFECTIVE JANUARY 21, 1998

     SECTION 1. Establishment; Purpose. Lamalie Associates, Inc. (the "Company") hereby establishes the 1998 Omnibus Stock and Incentive Plan (the "Plan"), pursuant to which key employees of the Company will be given the ability to participate in increases in value of the Company. Under the Plan, the Company may grant any one or more type of incentive awards to professional and managerial employees who measurably impact the performance of the Company.

     SECTION 2. Definitions. The following words and terms as used herein shall have that meaning set forth therefor in this Section 2 unless a different meaning is clearly required by the context.

     (a) "Awards" shall mean any Options, SARs, Performance Units, Performance Shares, Restricted Stock Units, Restricted Stock and Unrestricted Stock granted or awarded under the Plan.

     (b) "Award Agreement(s)" shall mean any document, agreement or certificate deemed by the Committee as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan. Award Agreements include Stock Option Agreements, Stock Appreciation Right Agreements, Performance Agreements and Restriction Agreements.

     (c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

     (d) "Change in Control" shall mean:

          (i) a change in control of the Company of a nature that is required, pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), to be reported in response to Item 1(a) of a Current Report on Form 8-K or Item 6(e) of Schedule 14A, in each case as such requirements are in effect on June 1, 1998;

          (ii) the adoption by the Company of a plan of dissolution or liquidation;

          (iii) the closing of a sale of all or substantially all of the assets of the Company;

          (iv) the closing of a merger, reorganization or similar transaction (a "Transaction") involving the Company in which the Company is not the surviving corporation or, if the Company is the surviving corporation, immediately following the closing of the Transaction, persons who were shareholders of the Company immediately prior to the Transaction own less than 75% of the combined voting power of the surviving corporation's voting securities;

          (v) the acquisition of "Beneficial Ownership" (as defined in Rule 13d-3 under the 1934 Act) of the Company's securities comprising 25% or more of the combined voting power of the Company's outstanding securities by any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the 1934 Act and the rules and regulations promulgated thereunder, but not including any trustee or fiduciary acting in that capacity for an employee benefit plan sponsored by the Company) and such person's "affiliates" and "associates" (as those terms are defined under the 1934 Act); or

          (vi) the failure of the "Incumbent Directors" (as defined below) to constitute at least a majority of all directors of the Company (for these purposes, "Incumbent Directors" mean individuals who were the directors of the Company on June 1, 1998, and, after his or her election, any individual becoming a director subsequent to June 1, 1998, whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Directors, except that no individual shall be considered an Incumbent Director whose initial assumption of office as a director is in connection with an actual or threatened "election contest" relating to the "election of directors" of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act).

Notwithstanding any provision above to the contrary, no Change in Control shall be deemed to have occurred with respect to any particular Participant by virtue of a transaction, or series of transactions, that results in the

Participant, or a group of persons that includes the Participant, acquiring the Beneficial Ownership of more than 25% of the combined voting power of the Company's outstanding securities.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include a reference to any successor provision.

     (f) "Committee" shall mean the Compensation Committee of the Board of Directors, as defined in Section 6.

     (g) "Common Stock" shall mean the common stock of the Company.

     (h) "Company" shall mean Lamalie Associates, Inc. and its successors.

     (i) "Fair Market Value" of the Common Stock is defined in Section 7(a).

     (j) "Incentive Stock Option" shall mean an Option that is intended to qualify under Section 422 of the Code.

     (k) "Non-Incentive Stock Option" shall mean an Option that is not intended to qualify under Section 422 of the Code.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Incentive Stock Option granted in accordance with the provisions of Section 7.

     (m) "Option Period" is defined in Section 7(c).

     (n) "Participant" shall mean any individual employed by the Company or any Subsidiary to whom the Committee grants an Award.

     (o) "Performance Account" is defined in Section 9(b).

     (p) "Performance Award" shall mean an Award of Performance Shares and/or Performance Units.

     (q) "Performance Period" is defined in Section 9(c).

     (r) "Performance Shares" shall mean shares of Common Stock granted in accordance with the provisions of Section 9.

     (s) "Performance Units" shall mean an Award in a form other than shares of Common Stock granted in accordance with the provisions of Section 9.

     (t) "Plan" shall mean the Lamalie Associates, Inc. 1998 Omnibus Stock and Incentive Plan, as set forth herein and as amended from time to time.

     (u) "Restricted Stock" shall mean shares of Common Stock subject to the provisions of Section 10 and such other terms and conditions as the Committee may prescribe, and granted in accordance with the provisions of Section 10.

     (v) "Restricted Stock Units" shall mean the right to receive shares of Common Stock or the cash equivalent thereof subject to the provisions of Section 10 and such other terms and conditions as the Committee may prescribe, and granted in accordance with the provisions of Section 10.

     (w) "Restriction Period" is defined in Section 10(b).

     (x) "SAR" shall mean a Stock Appreciation Right granted in accordance with the provisions of Section 8.

     (y) "Stock Appreciation Right" shall mean a SAR.

     (z) "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

     (aa) "Unrestricted Stock" shall mean shares of Common Stock granted in accordance with the provisions of Section 10 and not subject to restrictions.

     SECTION 3. Types of Awards Under Plan. The Company may grant under this Plan Incentive Stock Options, Non-Incentive Stock Options, SARs, Performance Units, Performance Shares, Restricted Stock, Restricted Stock Units, and Unrestricted Stock.

     SECTION 4. Eligibility. The Company may grant an Award to any person, including any officer but not a person who is solely a director, who is in the employ of the Company or any Subsidiary on the date of a grant of such Award. Awards shall primarily be made to officers and other management and professional employees of the Company. Any individual to whom the Committee has granted an Award (a "Participant") shall be bound by the terms of this Plan and the Award Agreement applicable to him or her.

     SECTION 5. Number of Shares Covered by Awards. The total number of shares that may be issued and sold pursuant to Awards under this Plan shall be One Million (1,000,000) shares of Common Stock (or the number and kind of shares of common stock of the Company or other securities of the Company which, in accordance with Section 11, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to Common Stock includes references to said shares to which said shares are adjusted). The issuance of shares of Common Stock pursuant to the provisions of this Plan for Awards shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option or Restricted Stock granted or awarded under this Plan expires, is terminated or is forfeited for any reason, the shares of Common Stock subject to the unexercised portion of such Option or grant of Restricted Stock will again be available for Awards under this Plan.

     SECTION 6. Administration. (a) This Plan shall be administered by the committee (the "Committee") referred to in subsection (b) of this Section 6. However, until such time as the Committee is appointed, the Board of Directors shall administer the Plan pursuant to the provisions of this Section 6 as if it were the Committee. Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion,

          (i) to interpret this Plan, and to prescribe, amend and rescind rules and regulations relating to the Plan;

          (ii) to determine the terms and provisions of Awards granted hereunder and to make such determinations as to the Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the Award Agreements evidencing the same, which need not be uniform and which the Committee may make selectively among Participants who receive, or who are to receive, Awards under the Plan, whether or not the Participants are similarly situated;

          (iii) to determine to whom the Options shall be granted, the times and the prices at which Options are granted, the Option periods, the number of shares of Common Stock to be subject to each Option, whether each Option shall be an Incentive Stock Option or a Non-Incentive Stock Option, and to determine the terms and provisions of each Option (which need not be identical);

          (iv) to determine to whom SARs shall be granted, the times and duration of each SAR, the number of shares of Common Stock to which each SAR relates, whether an SAR is granted with respect to Options or alone, without reference to any related stock option, and to determine the terms and provisions of each SAR (which need not be identical);

          (v) to determine to whom Performance Shares and Performance Units shall be granted, the applicable Performance Period, and the number of shares of Common Stock represented by Performance Shares and Performance Units, to maintain Performance Accounts, and to determine the terms and provisions of Performance Awards (which need not be identical);

          (vi) to determine to whom Restricted Stock, Restricted Stock Units and Unrestricted Stock shall be granted, the Restriction Period (if applicable), the number of shares of Restricted Stock and/or Unrestricted Stock, the terms and provisions (which need not be identical) of awards of Restricted Stock and Restricted Stock Units and whether the Participant has met the goals on or before the close of the Restriction Period;

          (vii) to impose such limitations with respect to Options and Restricted Stock, including without limitation, any relating to the application of federal or state securities laws, as the Committee may deem necessary or desirable;

          (viii) to determine the dates of employment of any employee of the Company, and the reasons for termination of any Participant;

          (ix) to determine whether any leave of absence constitutes a termination of employment for purposes of this Plan and the impact, if any, of such leave of absence on awards theretofore made under this Plan;

          (x) to determine when a person's change of status with respect to the Company constitutes a termination of such person's employment for purposes of this Plan;

          (xi) to make such determinations as it deems equitable with respect to the impact, if any, of leaves of absence from the Company upon Awards hereunder;

          (xii) to grant dividend equivalents upon Awards (other than Restricted Stock or Unrestricted Stock, for which Participants are entitled to receive dividends and other distributions paid with respect to shares of Common Stock so held), provided that any such dividend equivalents shall be subject to the terms and conditions imposed by the Committee; and

          (xiii) to make all other determinations necessary or advisable for the administration of the Plan.

In making determinations under this Section 6, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, deems relevant. The Committee's determination on all of the matters referred to in this Section 6 shall be conclusive.

     (b) The Committee shall consist of the Compensation Committee of the Board of Directors of the Company, which shall be comprised of two (2) or more outside directors. The Committee shall be appointed by the Board, which may at any time and from time to time, remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

     (c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

     (d) Nothing contained in this Plan shall be deemed to give any individual any right to be granted an Award except to the extent and upon such terms and conditions as may be determined by the Committee.

     SECTION 7. Stock Options. Each Option granted under this Plan shall be evidenced by a written agreement (the "Stock Option Agreement"), which shall be executed by the Company and by the Participant, and shall be subject to the following terms and conditions:

     (a) The price at which shares of Common Stock covered by each Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Committee; provided, however, that with respect to Incentive Stock Options, the price shall be an amount not less than the Fair Market Value of the shares of Common Stock at the time the Incentive Stock Option is granted. The date on which the Committee approves the grant of an Option shall be considered to be the date on which such Option is granted. For purposes of this Section, the Fair Market Value of shares of Common Stock on any day shall be:

          (i) in the event the Common Stock is not publicly traded, the fair market value of such shares on such day as determined by the Committee in good faith and based on all relevant factors; or

          (ii) in the event the Common Stock is publicly traded, the closing price of such shares on the date in question (or, if no shares are traded on such day, on the next preceding day on which shares were traded), of the Common Stock on the principal securities exchange in the United States on which such stock is listed, or if such stock is not listed on a securities exchange in the United States, the closing price on such day on the Nasdaq Stock Market ("Nasdaq"), or Nasdaq's successor, or if not reported on Nasdaq, the fair market value of such stock as determined by the Committee in good faith and based on all relevant factors or as otherwise determined by the Committee in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any Treasury regulations issued pursuant to that Section.

     (b) The option price of the shares to be purchased pursuant to each Option shall be paid in full (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; (ii) in the discretion of and in the manner determined by the Committee, by the delivery of shares of Common Stock already owned by the Participant; (iii) by any other legally permissible means acceptable to the Committee at the time of grant of the Option (including cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable legal restrictions); or (iv) in the discretion of the Committee, through a combination of (i), (ii) and (iii) of this subsection (b). Shares of Common Stock delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for in the determination of Fair Market Value as set forth in subsection (a) of this Section 7, or as otherwise determined by the Committee in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any Treasury regulations issued pursuant to that Section.

     (c) Each Stock Option Agreement shall provide that such Option may be exercised by the Participant, in such parts and at such times, as may be specified in such Stock Option Agreement, within a period ending not later than ten years after the date on which the Option is granted (the "Option Period"); provided, however, that the Option Period shall end on the earlier of the date specified in such Stock Option Agreement or the ending date of the period specified in the next sentence. Options may be exercised only during the Option Period and only

          (i) during the continuance of the Participant's employment with the Company or a Subsidiary;

          (ii) if the Participant terminates employment with the Company or a Subsidiary other than by reason of death, during the period ending ninety
     (90) days after the date of termination of employment, but only to the extent that the right to exercise such Options had accrued on or before the date of termination and had not previously been exercised; provided, that if the Participant terminates such employment by reason of disability (within the meaning of Section 22(e)(3) of the Code) or if the Participant dies during the ninety (90) day period, the ninety (90) day period shall be extended to one (1) year; or

          (iii) if the Participant dies while employed by the Company or a Subsidiary, during the period ending on the first anniversary of the Participant's death, but only to the extent that the right to exercise such Options had accrued on or before the date of death and had not previously been exercised.

Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final and conclusive. In the event of the death of a Participant, Options held by the Participant may be exercised, to the extent specified in the Stock Option Agreement and this subsection (c), by the person or persons entitled to do so under the Participant's will, or, if the Participant fails to make testamentary disposition of said Options, or dies intestate, by the Participant's legal representative or representatives.

     (d) Unless otherwise specified by the Committee, each Option shall be exercisable, in whole or in part, only in accordance with the following chart:

                                                              PERCENTAGE OF
                    NUMBER OF YEARS FROM                         SHARES
                   DATE OPTION IS GRANTED                      EXERCISABLE
                   ----------------------                     -------------
Less than 1 year............................................         0%
1 year but less than 2 years................................        25%
2 years but less than 3 years...............................        50%
3 years but less than 4 years...............................        75%
4 years or more.............................................       100%

Notwithstanding the foregoing, a Participant shall be 100% vested in the number of shares of Common Stock originally covered by an Option in the event Participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee) while still employed by the Company or upon a Change in Control while the Participant is still so employed. When it deems special circumstances to exist, the Committee in its discretion may accelerate the time at which an Option may be exercised if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the chart, or as otherwise specified by the Committee, would permit.

     (e) In the discretion of the Committee, a single Stock Option Agreement may include both Incentive Stock Options and Non-Incentive Stock Options, or separate Stock Option Agreements may be set forth for Incentive Stock Options and Non-Incentive Stock Options.

     (f) Each Option granted under this Plan shall be non-transferable, and its terms shall state that it is non-transferable and that, during the lifetime of the Participant, shall be exercisable only by the Participant; notwithstanding the foregoing, Options shall be transferable by will or the laws of descent and distribution as set forth in subsection (c) of this Section 7. However, a Participant may transfer a Non-Incentive Stock Option to a trust, provided that the Committee may require that the Participant submit an opinion of his or her legal counsel, satisfactory to the Committee, that such holding has no adverse tax or securities law consequences for the Company.

     (g) Notwithstanding anything contained herein to the contrary, if Options as to 100 or more shares of Common Stock are held by a Participant, then the Participant may exercise such Options only with respect to at least 100 shares at any one time, and if Options for less than 100 shares are held by a Participant, then the Participant must exercise Options for all shares at one time.

     (h) The Stock Option Agreements under this Plan may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee, in its discretion, including, without limitation, provisions (i) relating to the vesting and termination of Options; (ii) restricting the transferability of such shares during a specified period; and
(iii) requiring the resale of such shares to the Company, at a price as specified in the Stock Option Agreement, if the Participant's employment by the Company terminates prior to a time specified in the Stock Option Agreement.

     (i) All grants of Options made prior to the date on which shareholders approve this Plan shall be contingent upon subsequent approval of the shareholders of this Plan.

     (j) This Section 7 shall terminate on, and no additional Awards shall be granted after, ten years from the first to occur of (i) the date on which the Plan is adopted or (ii) the date on which the shareholders of the Company approve the Plan.

     (k) Each Option that is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option that is intended to qualify as another type of incentive stock option that may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such options. Accordingly, the provisions of this Plan with respect to Incentive Stock Options shall be construed in a manner consistent with such requirements, and no person shall be eligible to receive any Incentive Stock Options under the Plan if such person would not be able qualify for the benefits of incentive stock options under Section 422 of the Code. Without limitation on the foregoing, and notwithstanding the foregoing provisions of this Section 7, if any Incentive Stock Option is granted to any person at a time when such person owns, within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Option may be purchased pursuant to such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock at the time the Option is granted, and such Option must be exercised no event later than the fifth anniversary of the date on which the Option was granted. Moreover, as long as and to the extent required by the Code, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     SECTION 8. Stock Appreciation Rights. (a) An SAR is a right to receive, without payment (except for applicable withholding taxes) to the Company, a number of shares of Common Stock, cash or a combination thereof, the amount of which is determined under subsection (e) of this Section 8. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option, or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Committee under this Plan shall be subject to the terms and conditions of this Section 8.

     (b) Each SAR granted to any Participant shall relate to the number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11. In the case of an SAR granted with respect to an Option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of such Option exercises with respect to such related Option, and the number of shares subject to an Option shall be reduced in the same proportion that the holder of the SAR exercises with respect to the related Option.

     (c) The term of each SAR shall be determined by the Committee. Unless otherwise provided by such Committee, an SAR granted in connection with an Option shall be exercisable only at such time or times, to such extent and by such persons as the Option to which it relates shall be exercisable, provided that an SAR granted in connection with an Incentive Stock Option shall not be exercisable on any date on which the Fair Market Value of a share of Common Stock is less than or equal to the per share exercise price of the Incentive Stock Option. An SAR shall be canceled when, and to the extent that, any related Option is exercised, and an Option shall be canceled when, and to the extent that, the Option is surrendered to the Company upon the exercise of a related SAR. The Committee, in its discretion, may accelerate the time within which a SAR may be exercised.

     (d) An SAR may be exercised, in whole or in part, by giving written notice to the Committee, specifying the number of SARs that the holder wishes to exercise. Upon receipt of such written notice, the Committee shall direct the Company to deliver to the exercising holder within ninety (90) days after receipt of the notice a certificate for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled.

     (e) Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock, the number of shares of Common Stock that shall be issuable upon the exercise of an SAR shall be determined by dividing:

          (i) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (A) in the case of an SAR related to an Option, the purchase price of the shares of Common Stock under the Option or (B) in the case of an SAR granted alone, without reference to a related Option, an amount that shall be determined by the Committee at the time of the grant, subject to adjustment under Section 11); by

          (ii) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of an SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares that would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     (f) SARs awarded under the Plan shall be evidenced by either a Stock Option Agreement or a separate signed Stock Appreciation Right Agreement between the Company and the Participant to whom the SAR is granted.

     SECTION 9. Performance Shares and Units. (a) The Committee may award to any Participant Performance Shares and/or Performance Units ("Performance Awards"). Each Performance Share shall represent one share of Common Stock. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value to be determined in the manner established by the Committee at the time of the award, which value may, without limitation, be equal to the Fair Market Value of one share of Common Stock. Each Performance Award under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine (the "Performance Agreement").

     (b) At the time of the Performance Award, the Committee shall establish an account (the "Performance Account") for each Participant to whom a Performance Award has been granted. Performance Units and Performance Shares awarded to a Participant shall be credited to the Participant's Performance Account.

     (c) The performance period for each Performance Award shall be of such duration as the Committee shall establish at the time of the award (the "Performance Period"). There may be more than one Performance Award in existence for a Participant at any time, and more than one Performance Period applicable to a Participant, and the duration of Performance Periods may differ.

     (d) At the time of each Performance Award, the Committee may, in its complete discretion, establish performance target(s) to be achieved within the Performance Period(s). The performance target(s) shall be determined by the Committee using such measures of performance of the Company over the Performance Period as the Committee shall select. During any Performance Period, the Committee may adjust the performance targets for such Performance Period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Committee may determine. If the Committee determines that the Participant has failed to meet the performance target(s), the Participant will not receive payment of the Performance Award.

     (e) Performance Awards will be earned as determined by the Committee in respect of a Performance Period in relation to the degree of attainment of performance target(s).

     (f) Performance Awards shall be earned to the extent that their terms and conditions are met. Notwithstanding the foregoing, Performance Awards and any other amounts credited to the Participant's Performance Account shall be payable to the Participant only in accordance with the Performance Agreement. The Committee shall make all payment determinations during the four-month period beginning on the first day following the close of the Performance Period. Payment for Performance Awards may be made in a lump sum or in installments, in cash, in shares of Common Stock or in a combination thereof as the Committee may determine.

     (g) In the event that a Participant's employment by the Company terminates before the end of a Performance Period with the consent of the Committee, or upon a Participant's death or disability before the end of a Performance Period, the Committee, taking into consideration the performance of such Participant and the performance of the Company over such portion of the Performance Period, may authorize the payment to such Participant (or his or her legal representative or designated beneficiary) of all or a portion of the amount that would have been paid to the Participant had he or she continued employment until the end of the Performance Period. In the event a Participant ceases his or her employment for any other reason, any unpaid amounts for any outstanding Performance Periods shall be forfeited.

     SECTION 10. Restricted Stock, Restricted Stock Units, and Unrestricted Stock. (a) The Committee may award to any Participant shares of Common Stock subject to no restrictions ("Unrestricted Stock").

     (b) At the time of an Award under subsection (c) or (d) below, there shall be established for each Participant a restriction period (the "Restriction Period"), which shall lapse (i) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee, or (ii) upon the achievement of stock price goals within certain time periods ("Price/Time Goal") as shall be determined by the Committee.

     (c) The Committee may award to any Participant shares of Common Stock, subject to this Section 10 and such other terms and conditions as the Committee may prescribe ("Restricted Stock"). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Committee. Restricted Stock awarded under this Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine in its discretion (the "Restriction Agreement"). Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Participant as owner of such Restricted Stock shall have all the rights of a holder of such Common Stock. A Participant may transfer Restricted Stock to a trust, provided that the Committee may require that the Participant submit an opinion of his or her legal counsel, satisfactory to the Committee, that such holding has no adverse tax or securities law consequences for the Company.

     With respect to Restricted Stock that is issued subject to a Time Goal, the Committee shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to this subsection (c) at the expiration of the Restriction Period. With respect to Restricted Stock that is issued subject to a Price/Time Goal, the Committee shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to this subsection
(c) at the expiration of the Restriction Period. Notwithstanding the foregoing, if Restricted Stock is issued subject to a Price/Time Goal or Time Goal and the Committee determines that a Participant has not achieved the Time Goal or Price/Time Goal before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock, all such shares shall be forfeited and the Committee shall have the right to complete a blank stock power in order to return such shares to the Company.

     (d) The Committee may award to a Participant a right to receive Common Stock or the cash equivalent of the Fair Market Value of the Common Stock, in the Committee's discretion, at the end of the Restriction Period ("Restricted Stock Units") subject to achievement of a Time Goal or Price/Time Goal established by the Committee. Restricted Stock Units awarded under this Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may from time to time determine in its discretion (the "Restriction Agreement"). With respect to Restricted Stock Units that are subject to a Time Goal, the Committee shall deliver notice to the Participant (or the Participant's legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the Time Goal. With respect to Restricted Stock Units that are awarded subject to a Price/Time Goal, the Committee shall deliver notice to the Participant (or the Participant's legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the Price/Time Goal. If the Committee determines that a Participant has not achieved the Time Goal or Price/Time Goal before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock Units.

     (e) In the event a Participant ceases employment with the Company with the consent of the Committee or upon the Participant's death or disability before the end of the Restriction Period and the Participant has received an Award subject to a Time Goal, the restrictions imposed under this Section 10 shall lapse with respect to the number of those shares or units subject to a Time Goal as shall be determined by the Committee. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Time Goal to the date of termination and the denominator of which is the number of months in the Restriction Agreement, multiplied by
(ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Time Goal.

     In the event a Participant ceases employment with the Company with the consent of the Committee or upon the Participant's death or disability before the end of the Restriction Period and the Participant has received an Award subject to a Price/Time Goal, the restrictions imposed under this Section 10 shall lapse upon the achievement of the Price/Time Goal within two (2) years of the Participant's termination of employment with respect to such number of shares or units subject to a Price/Time Goal as shall be determined by the Committee. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Price/Time Goal to the date of termination and the denominator of which is the number of months elapsed after the date of the Award subject to a Price/Time Goal to the date of achievement of the Price/Time Goal, multiplied by (ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Price/Time Goal.

     In the event a Participant ceases employment with the Company for any other reason, all Restricted Stock or Restricted Stock Units theretofore awarded to that Participant that are still subject to restrictions shall be forfeited and the Committee shall have the right to complete the blank stock power with respect to any such Restricted Stock.

     SECTION 11. Adjustment of Number of Shares. (a) In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares covered by each outstanding Option, the exercise price per share covered by each outstanding Option, the number of shares covered by each outstanding SAR and the exercise price per share and the number and any purchase price for any other Award shares (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

     (b) Subject to any required action by the stockholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number and type of shares of Common Stock then covered by each outstanding Option, the purchase price per share covered by each outstanding Option, the number of shares covered by each outstanding SAR and the exercise price per share and the number and any purchase price for any other Award shares (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

     (c) In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Common Stock within the meaning of the Plan.

     (d) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board of Directors, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Incentive Stock Option granted pursuant to Section 7 shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (e) Except as hereinabove expressly provided in this Section 11, a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock, any Option, any SAR or any other Award shares (or equivalents) granted but not yet issued.

     (f) The existence of the Plan, or the grant of an Option, SAR or other Award under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

     SECTION 12. Change of Control. In the event of a Change of Control, any Option, SAR (whether or not granted with respect to an Option) or Restricted Stock subject to a Time Goal shall immediately become fully vested without regard to any other terms of the Award.

     SECTION 13. Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit (other than an Option) under the Plan is to be paid in case of his or her death before the Participant receives any or all of such benefit. Each designation will be effective only with the written consent of the Participant's spouse and will revoke all prior designations by that Participant, shall be in the form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits (other than those under Options) that are vested and remain unpaid at the Participant's death shall be paid to his or her estate.

     SECTION 14. Tax Withholding. (a) The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     (b) Subject to the consent of the Committee, with respect to (i) the exercise of a Non-Incentive Stock Option, (ii) the lapse of restrictions on Restricted Stock, or (iii) the issuance of any other stock Award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) tender back to the Company shares of Common Stock received pursuant to (i), (ii), or (iii), or (C) deliver back to the Company pursuant to (i), (ii), or (iii) previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under this Plan that the right to make Elections shall not apply to such Awards.

     SECTION 15. Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     SECTION 16. Gender and Number. Except where otherwise indicated by the context, words in the masculine gender when used in the Plan will include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

     SECTION 17. Controlling Law. This document shall be construed under the laws of the State of Florida.

     SECTION 18. No Stockholder Rights. No Participant hereunder shall have any rights of a stockholder of the Company by reason of being granted an Award under this Plan until the date on which he or she becomes a record owner of shares of Common Stock purchased upon the exercise of an Option or otherwise received under this Plan (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date.

     SECTION 19. Amendments; Termination or Suspension. (a) This Plan may be amended from time to time by written resolution of the Board of Directors of the Company; provided, however, that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders of the Company, no amendment shall (i) increase the total number of shares of Common Stock that may be issued pursuant to Awards granted under this Plan, (ii) change the designation of the class of employees eligible to receive Incentive Stock Options or Non-Incentive Stock Options, (iii) decrease the minimum Option price set forth in subsection (a) of
Section 7 of this Plan, (iv) extend the period during which an Option may be granted or exercised beyond the maximum period specified in this Plan, (v) otherwise materially modify the requirements as to eligibility for participation in the Plan, (vi) otherwise materially increase the benefits under the Plan, or
(vii) withdraw the authority to administer this Plan from the Committee. Notwithstanding the foregoing, the Board may amend the Plan to incorporate or conform to requirements imposed by and amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (A) incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to this Plan, (B) the deductibility by the Company of amounts taxed to Plan Participants as ordinary compensation income, and (C) the status of any Award as exempt from registration requirements under any securities law for which the Award was intended to be exempt. The foregoing prohibitions in this Section 19 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 11.

     (b) The Board of Directors of the Company may terminate the Plan or any portion thereof at any time by written resolution. No suspension or termination shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby.

     SECTION 20. Miscellaneous.  (a) Listing and Registration of Common
Stock. Each Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Common Stock that is the subject thereof or that is covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of Common Stock thereunder, such Award may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 20(a) become operative, and if, as a result thereof, the exercise of an Award is delayed, then and in that event, the term of the Award shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

     (b) No Implied Rights to Employees. The existence of the Plan and the granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any employee the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee any rights not specifically set forth in the Plan or in any Award Agreement.

     (c) Conditions Precedent to Effectiveness. The Plan shall become effective upon the adoption of the Plan by the Board of Directors.

                                                                        APPENDIX

                            LAMALIE ASSOCIATES, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 29, 1998

         The undersigned, a stockholder of LAMALIE ASSOCIATES, INC. (the "Company"), does hereby appoint Robert L. Pearson, Jack P. Wissman and Philip R. Albright, and each of them acting individually, as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 29, 1998, at 10:00 AM, at the Waldorf Astoria Hotel, New York, New York and any adjournment or adjournments thereof (the "Annual Meeting"), to represent the undersigned at the Annual Meeting, and there to vote all the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting, in any manner and with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated August 17, 1998 relating to the Annual Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified on the reverse side.


         The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event such shares will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, FOR APPROVAL OF THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN, FOR APPROVAL OF AN AMENDMENT TO THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER SUCH PLAN FROM 1,000,000 TO 1,500,000 AND FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S FIRM OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1999, AND IN THE DISCRETION OF THE PROXIES FOR OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                  (Continued and to be signed on reverse side)




                              FOLD AND DETACH HERE

                                                             Please mark
                                                             your votes as
                                                             indicated in
                                                             this example [X]


The Board of Directors recommends voting FOR the following proposals:

1.       ELECTION OF DIRECTORS

                                                           (INSTRUCTION: To withhold authority to vote for
         Authority Granted to       Authority WITHHELD     any individual nominee, strike a line through the
          Vote FOR Nominee         to Vote for Nominee     nominee's name in the list below.)
                [ ]                       [ ]              Joe D. Goodwin,
                                                           John C. Pope
                                                           and Neal L. Maslan

2.       APPROVAL OF THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN.

         FOR [ ]        AGAINST [ ]    ABSTAIN [ ]

3. APPROVAL OF AN AMENDMENT TO THE 1998 OMNIBUS STOCK AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER SUCH PLAN FROM 1,000,000 TO 1,500,000.

         FOR [ ]        AGAINST [ ]    ABSTAIN [ ]

4. RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S FIRM OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 28, 1999.

         FOR [ ]        AGAINST [ ]    ABSTAIN [ ]

4. OTHER MATTERS. Unless a line is stricken through this sentence, the proxies herein named may in their discretion vote the shares represented by this Proxy upon such other matters as may properly come before the Annual Meeting.

                                    Please check this box if you intend to
                                    attend the Annual Meeting and vote your
                                    shares in person     [ ]


                                    The undersigned acknowledges receipt of (1) the Company's 1998 Annual Report to Stockholders and (2) the Company's Notice of Annual Meeting and Proxy Statement dated August 17, 1998 relating to the Annual Meeting. The undersigned does hereby revoke any proxy previously given with respect to the shares represented by this Proxy.

                                    Dated:                           , 1998
                                          ---------------------------

                                    ----------------------------------------
                                    Signature

                                    ----------------------------------------
                                    Signature if held jointly


NOTE: Your signature should appear as your name appears hereon. As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

       Please mark, sign and date this proxy card and promptly return it using the enclosed envelope.



                              FOLD AND DETACH HERE